Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.


                                    PART III

Item 10. Directors and Executive Officers of the Registrant

Item 11. Executive Compensation

Item 12. Security Ownership of Certain Beneficial Owners and Management

Item 13. Certain Relationships and Related Transactions

The information required by Items 10, 11, 12, and 13 is incorporated by reference from the 1996 Proxy Statement to be filed with the Securities and Exchange Commission within 120 days of the end of the fiscal year covered by this report.

                                    PART IV

Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K

(a)(1) Financial Statements:

       Reference is made to the Index to Financial Statements and Related Information under Item 8 in Part II hereof where these documents are listed.

(a)(2) Financial Statement Schedules:

       None.

(a)(3) Exhibits

3.1 Amended and Restated Articles of Incorporation of Primadonna Resorts, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 No. 33-61212 filed by the Registrant).

3.2 Bylaws of Primadonna Resorts, Inc., dated April 12, 1993 (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 No. 33-61212 filed by the Registrant).

10.1 Primadonna Resorts, Inc. 1993 Eligible Directors' Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 No. 33-70842 filed by the Registrant).

10.2 Form of Eligible Director Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 No. 33-70842 filed by the Registrant).

10.3 Primadonna Resorts, Inc. 1993 Stock Incentive Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 No. 33-70844 filed by the Registrant).

10.4 Form of Employee Incentive Stock Option Award Agreement (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8
       No. 33-70844 filed by the Registrant).

10.5   Form of Employee Nonqualified Stock Option Award Agreement
       (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 No. 33-70844 filed by the Registrant).

10.6 Form of Consultant Nonqualified Stock Option Award Agreement (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-8 No. 33-70844 filed by the Registrant).

10.7 Form of Special Employee Nonqualified Stock Option Award Agreement (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-8 No. 33-70844 filed by the Registrant).





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


10.8 Form of Special Employee Incentive Stock Option Award Agreement (Early Vesting Provisions) (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-8 No. 33-70844 filed by the Registrant).

10.9 Closing Agreement on Final Determination Covering Specific Matters dated July 1, 1992 between the Primadonna Corporation d.b.a. Primadonna Resort & Casino and the Internal Revenue Service (incorporated by reference to
       Exhibit 10.12 to the Registration Statement on Form S-1 No. 33-61212 filed by the Registrant).

10.10 Agreement dated May 19, 1993 between RP Racing Enterprises, Inc. and The Primadonna Corporation (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-1 No. 33-61212 filed by the Registrant).

10.11 Amended and Restated Ground Lease Agreement dated July 1, 1993 between Primm South Real Estate Company and The Primadonna Corporation (incorporated by reference to Exhibit 1 to the Form 10-Q for the quarter ended September 30, 1993).

10.12 Aircraft Co-Ownership Agreement by and among Gary E. Primm, as Trustee of the Gary E. Primm Family Trust, and Primadonna Resorts, Inc. dated as of September 7, 1993 (incorporated by reference to Exhibit 10.12 to the Form 10-K for the year ended December 31, 1993).

10.13 Reducing Revolving Credit Agreement by and among The Primadonna Corporation, Primadonna Resorts, Inc. First Interstate Bank of Nevada, N.A., Bank of America NT&SA, Bank of America Nevada, Midlantic National Bank, First Security Bank of Utah, N.A., and Michigan National Bank dated December 28, 1993 (incorporated by reference to Exhibit 10.13 to the Form 10-K for the year ended December 31, 1993).

10.14 Employment Agreement by and among Gary E. Primm and The Primadonna Corporation dated as of October 1, 1993 (incorporated by reference to Exhibit 10.14 to the Form 10-K for the year ended December 31, 1993).

10.15 Consulting Agreement between Mr. Robert E. Armstrong and The Primadonna Corporation dated November 23, 1993 (incorporated by reference to
       Exhibit 10.15 to the Form 10-K for the year ended December 31, 1993).

10.16 Employment Agreement by and among William Paulos and Primadonna Resorts, Inc. dated January 9, 1994 (sic) (incorporated by reference to Exhibit
       10.16 to the Form 10-K for the year ended December 31, 1994).

10.17 Operating Agreement by and between MGM Grand, Inc. ("MGM") and PRMA Las Vegas, Inc. ("PRMA-LV") dated as of December 26, 1994 (incorporated by reference to Exhibit 10.17 to the Form 10-K for the year ended December 31, 1994).

10.18 Contribution Agreement with Joint Escrow Instructions by and among PRMA-LV, MGM and New York-New York Hotel, LLC dated as of December 26, 1994
      (incorporated by reference to Exhibit 10.18 to the Form 10-K for the year ended December 31, 1994).

10.19 Split-Dollar Agreement among Gary Primm, Primadonna Corporation and Robert E. Armstrong, Trustee of the 1992 Primm Children's Trust U/A dated December 22, 1992 (the ("Trustee") dated January 19, 1994 (Split-Dollar Agreement I") (incorporated by reference to Exhibit 10.19 to the Form 10-K for the year ended December 31, 1994).

10.20 Amendment to Split-Dollar Agreement I among Gary Primm, the Primadonna Corporation and the Trustee dated June 16, 1994 (incorporated by reference to Exhibit 10.20 to the Form 10-K for the year ended December 31, 1994).

10.21 Second Amendment to Split-Dollar Agreement I among Gary Primm, the Primadonna Corporation and the Trustee dated December 15, 1994 (incorporated by reference to Exhibit 10.21 to the Form 10-K for the year ended December 31, 1994).

10.22 Split-Dollar Agreement among Gary Primm, The Primadonna Corporation and the Trustee dated January 19, 1994 ("Split-Dollar Agreement II") (incorporated by reference to Exhibit 10.22 to the Form 10-K for the year ended December 31, 1994).

10.23 First Amendment to Split-Dollar Agreement II among Gary Primm, the Primadonna Corporation and the Trustee dated December 15, 1994 (incorporated by reference to Exhibit 10.23 to the Form 10-K for the year ended December 31, 1994).

10.24 Split-Dollar Agreement among Gary Primm, The Primadonna Corporation and the Trustee dated February 14, 1994 ("Split-Dollar Agreement III") (incorporated by reference to Exhibit 10.24 to the Form 10-K for the year ended December 31, 1994).

10.25 First Amendment to Split-Dollar Agreement III among Gary Primm, the Primadonna Corporation and the Trustee dated December 15, 1994 (incorporated by reference to Exhibit 10.25 to the Form 10-K for the year ended December 31, 1994).

10.26 Amended and Restated Reducing Revolving Credit Agreement dated July 17, 1995 by and among Primadonna Resorts, Inc., The Primadonna Corporation, and PRMA Land Development Company, as "Borrowers", and First Interstate Bank of Nevada, N.A. as "Agent Bank" for a consortium of seventeen participating bank listed therein as "Lenders". (incorporated by reference to Exhibit 10.26 to the Form 10-Q for the quarter ended June 30, 1995).

10.27 First Amendment to Amended and Restated Reducing Revolving Credit Agreement, dated march 27, 1996 by and among Primadonna Resorts, Inc., The Primadonna Corporation, and PRMA Land Development Company as "Borrowers", and First Interstate Bank, N.A. as "Agent Bank" for a consortium of seventeen participating banks listed therein as "Lenders" (incorporated by reference to Exhibit 10.27 to the Form 10-Q for the quarter ended March 31, 1996).

10.28 Consulting Agreement between Robert E. Armstrong and The Primadonna Corporation dated September 1, 1996 (incorporated by reference to Ex-hibit 10.28 to the Form 10-Q for the quarter ended September 30, 1996).

21     Subsidiaries

23     Consent of Independent Public Accounts

24     Power of Attorney (See page 53 hereof)

(b)    Reports on Form 8-K
       No report on Form 8-K was filed during the three-month period ended December 31, 1996.

27     Financial Data Schedule

                               POWER OF ATTORNEY
                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th, day of
March 1997.
                                                     Primadonna Resorts, Inc.
                                                     By: /s/ Gary E. Primm
                                                        _____________________
                                                             Gary E. Primm
                                                        Chairman of the Board,
                                                        Chief Executive Officer
                                                        and Director

Each person whose signature appears below hereby authorizes Gary E. Primm, as attorney-in-fact to sign on his behalf, individually, and in each capacity stated below, and to file all amendments and/or supplements to this Annual Report on Form 10-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.
Signature                            Title                           Date
_________                            _____                           ____
/s/Gary E. Primm           Chairman of the Board, Chief         March 27, 1997
______________________     Executive Officer and Director
Gary E. Primm

/s/Craig F. Sullivan       Chief Financial Officer and          March 27, 1997
______________________     Treasurer ( Principal Financial Officer)
Craig F. Sullivan

/s/Michael P. Shaunnessy   Vice President - Finance             March 27, 1997
______________________     (Principal Accounting Officer)
Michael P. Shaunnessy

/s/Robert E. Armstrong     Secretary and Director               March 27, 1997
______________________
Robert E. Armstrong

/s/Madison B. Graves II    Director                             March 27, 1997
______________________
Madison B. Graves II

/s/H. Martin Rosa          Director                             March 27, 1997
______________________
H. Martin Rosa

/s/Sigmund Rogich          Director                             March 27, 1997
______________________
Sigmund Rogich

/s/George C. Swarts        Director                             March 27, 1997
______________________
George C. Swarts

                   Primadonna Resorts, Inc. and Subsidiaries

                                 Exhibit Index

                                                               Sequentially
Exhibit                                                         Numbered
  No.    Description                                              Page
_______  _______________________________                       ____________

21       Subsidiaries                                               67

23       Consent of Independent Public Accountants                  68

24       Power of Attorney ( see page 65 hereof)

27       Financial Data Schedule                                    69

                                  Exhibit 21

                   Primadonna Resorts, Inc. and Subsidiaries

The Primadonna Corporation, a Nevada corporation

PRMA Land Development Company, a Nevada corporation

PRMA Las Vegas, Inc., a Nevada corporation

                      Consent of Independent Accountants

As independent public accountants, we hereby consent to incorporation of our report dated January 29, 1997 included in this Annual Report on Form 10-K, into Primadonna Resorts, Inc. and Subsidiaries previously filed Registration Statements on Form S-8 (File No. 33-70842) and Form S-8 (File No. 33-70844).


                                                         /s/Arthur Andersen LLP
                                                           ____________________
                                                            Arthur Andersen LLP
Las Vegas, Nevada
March 27, 1997